SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                                    Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported) September 10, 2002


                                  PEOPLE'S BANK
                                  on behalf of
                     PEOPLE'S BANK CREDIT CARD MASTER TRUST
             (Exact Name of Registrant as Specified in its Charter)


                                    Connecticut
                 (State or Other Jurisdiction of Incorporation)



    33-99506, 33-99508, 33-90012
   333-33269, 333-45785, 333-63989                      06-1213065
 (Commission File Number)                 (I.R.S. Employer Identification No.)



               850 Main Street, Bridgeport, Connecticut   06604
               (Address of Principal Executive Offices) (Zip Code)


                                 (203) 338-7171
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)




INDEX TO EXHIBITS

Exhibit
 No.     Document Description

20           Monthly Servicer's Certificate

Item 5.    Other Events.

           The Registrant hereby incorporates by reference the information contained in Exhibit 20 hereto in response to this Item 5.


Item 7.    Financial Statements and Exhibits.

           (c)    Exhibits.

                 20. Monthly Servicer's Certificate for People's Bank Credit Card Master Trust, 1997-2, 1998-1, 1999-1, 2002-1 VFC


                                          SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PEOPLE'S BANK



Dated: September 18, 2002         By: /s/Vincent J.Calabrese
                                         Vincent J.Calabrese
                                         First Vice President & Controller




                         MONTHLY SERVICER'S CERTIFICATE

                                  PEOPLE'S BANK

                     People's Bank Credit Card Master Trust

                    For the September 10, 2002 Determination Date

                      For the August 2002 Monthly Period

The undersigned, a duly authorized representative of People's Bank, as Servicer pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of March 18, 1997, (as heretofore amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement") by and between People's Bank and Bankers Trust Company, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement; provided, that the "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered.
    This Certificate is delivered pursuant to subsection 3.4 (b) of the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement, as amended by the applicable Series Supplement.

2.  People's Bank is Servicer under the Pooling and Servicing Agreement.

3.  The undersigned is a Servicing Officer.

4. The date of this Certificate is September 10, 2002, which is a Determination Date under the Pooling and Servicing Agreement.

5.  The aggregate amount of Collections processed during the preceding
    Monthly Period (equal to 5(a) plus 5(b)) was equal to...$   327,314,967.81

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of
    Finance Charge Receivables") was equal to...............$    28,839,155.03

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of
    Principal Receivables") was equal to....................$   298,475,812.78

6.  The aggregate amount of Receivables as of the end of the last day of the preceding Monthly Period was equal to...................$ 1,844,923,460.82

7. Attached hereto is a true and correct copy of the statements required to be delivered by the Servicer on the date of this Certificate to the Paying Agent pursuant to Article V.

8. To the knowledge of the undersigned, there are no Liens on any Receivables in the Trust except as described below:
                  "NONE"

9. The amount by which the Aggregate Principal Receivables exceeds the Aggregate Principal Receivables required to be maintained pursuant to the
    Pooling and Servicing Agreement, is equal to............$  448,665,742.32

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 10th Day of September 2002.

PEOPLE'S BANK
Servicer

By : /s/Lisa A. Brooks
     Name:  Lisa A. Brooks
     Title: Vice President




                                                      Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1997-2

                    For the September 10, 2002 Determination Date

                      For the August 2002 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$    80,090,143.35

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1997-2 was equal
    to......................................................$       747,454.77

   (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
   Receivables") allocated to Series 1997-2 was equal to....$    79,342,688.58

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1997-2 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1997-2 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$    39,497,454.77

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1997-2, as of the end of the last day of the
    preceding Monthly Period was equal to...................$    38,750,000.00

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$    38,750,000.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1997-2 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Enhancement pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1997-2 on the next succeeding Transfer
    Date is equal to........................................$        54,273.60

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1997-2 on the Distribution Date in the current Monthly Period is equal to:

   Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$              0.00
    Total..................................................$              0.00

    Class B Certificateholders
    Payable in respect of principal........................$     33,750,000.00
    Payable in respect of interest.........................$         63,300.00
    Total..................................................$     33,813,300.00

    Collateral Interest
    Payable in respect of principal........................$     15,000,000.00
    Payable in respect of interest.........................$         10,355.56
    Total..................................................$     15,010,355.56


 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.


                                                       Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1998-1

                    For the September 10, 2002 Determination Date

                      For the August 2002 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$   67,920,349.73

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1998-1 was equal
    to......................................................$    4,446,198.86

   (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
   Receivables") allocated to Series 1998-1 was equal to....$   63,474,150.87

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1998-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1998-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$   35,347,099.77

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1998-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$    30,900,900.92

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$    30,900,900.92

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1998-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Enhancement pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1998-1 on the next succeeding Transfer
    Date is equal to........................................$       305,133.20

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1998-1 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        585,386.67
    Total..................................................$        585,386.67

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$         50,880.00
    Total..................................................$         50,880.00

    Collateral Interest
    Payable in respect of principal........................$      2,317,567.59
    Payable in respect of interest.........................$         17,422.52
    Total..................................................$      2,334,990.11

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.


                                                      Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1999-1

                    For the September 10, 2002 Determination Date

                      For the August 2002 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$   65,610,407.33

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1999-1 was equal
    to......................................................$    2,136,256.46

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
    Receivables") allocated to Series 1999-1 was equal to....$  63,474,150.87

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1999-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1999-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$   32,863,529.17

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1999-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$   30,727,272.71

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$   30,727,272.71

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1999-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$            0.00

5. The aggregate amount of withdrawals required to be made under the Enhancement pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$            0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1999-1 on the next succeeding Transfer
    Date is equal to........................................$      114,063.10

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1999-1 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$    338,000,000.00
    Payable in respect of interest.........................$        621,920.00
    Total..................................................$    338,621,920.00

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$         60,835.56
    Total..................................................$         60,835.56

    Collateral Interest
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$              0.00
    Total..................................................$              0.00

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.



                                                      Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

            People's Bank Credit Card Master Trust, Series 2002-1 VFC

                    For the September 10, 2002 Determination Date

                         For the August 2002 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$   78,308,002.20


    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 2002-1 VFC was equal
    to......................................................$    6,899,582.48

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal Receivables") allocated to Series 2002-1 VFC was equal
    to......................................................$   71,408,419.72

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 2002-1 VFC with respect to Collections processed during the preceding Monthly Period, and applicable to Series 2002-1 VFC as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$    6,899,582.48

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 2002-1 VFC, as of the end of the last day of the
    preceding Monthly Period was equal to...................$             0.00

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$             0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 2002-1 VFC as of the end of the last day of the
    preceding Monthly Period was equal to...................$             0.00

5. The aggregate amount of withdrawals required to be made under the Enhancement pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 2002-1 VFC on the next succeeding Transfer
    Date is equal to........................................$       500,987.03

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 2002-1 VFC on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        741,570.98
    Total..................................................$        741,570.98

    Class B Collateral Interest Holders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$         70,331.25
    Total..................................................$         70,331.25

    Class C/D Collateral Interest Holders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$         52,700.00
    Total..................................................$         52,700.00

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.






              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-2
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                      60
Monthly Period Ended                                         August 31, 2002
Distribution Date                                         September 16, 2002
Determination Date                                        September 10, 2002
Number of Days in Period                                                  32

1.  Trust Activity Series 1997-2

    Beginning of Month - Aggregate Principal Receivables    1,880,928,275.26

    Principal Collections on the Receivables                  298,475,812.78

    Finance Charge Collections on the Receivables              28,839,155.03

    Receivables in Defaulted Accounts                          16,034,070.02

    End of Month - Aggregate Principal Receivables          1,844,923,460.82

    Investor Interest Series 1997-2                                     0.00
    Investor Interest Series 1998-1                           386,094,594.58
    Investor Interest Series 1999-1                            41,000,000.00
    Investor Interest Series 2002-1 VFC                       450,000,000.00
    Seller Principal Receivables                              967,828,866.25

    Adjusted Investor Interest Series 1997-2                            0.00
     Class A Adjusted Investor Interest                                 0.00
     Class B Investor Interest                                          0.00
     Collateral Interest                                                0.00

    Total Investor Percentage with respect to...
                           Finance Charges                        0.0000000%
                           Charged-Off Accounts                   0.0000000%
                           Principal Receivables                  0.0000000%


    Class A Percentage with respect to...
                           Finance Charges                        0.0000000%
                           Charged-Off Accounts                   0.0000000%
                           Principal Receivables                  0.0000000%

    Class B Percentage with respect to...
                           Finance Charges                        0.0000000%
                           Charged-Off Accounts                   0.0000000%
                           Principal Receivables                  0.0000000%

    Collateral Interest Percentage with respect to...
                           Finance Charges                        0.0000000%
                           Charged-Off Accounts                   0.0000000%
                           Principal Receivables                  0.0000000%

    Seller Percentage with respect to...
                           Finance Charges                       52.4590254%
                           Charged-Off Accounts                  52.4590254%
                           Principal Receivables                 32.2465118%

    Discount Option Exercised                                            N/A

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                        0.00

    Class A Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                      0.00
     Unpaid Class A Monthly Cap Rate Interest                           0.00

    Class A Covered Amount
    (See "Calculation of Certificate Interest" #4)                      0.00
     Unpaid Class A Covered Amount                                      0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                     0.00
     Unpaid Class A Monthly Servicing Fee                               0.00

    Class A Investor Default Amount                                     0.00
     Unpaid Class A Investor Default Amount                             0.00

    Unreimbursed Class A Investor Charge-offs                           0.00
     Unpaid unreimbursed Class A Investor Charge-offs                   0.00

    Excess Spread from Class A Available Funds                          0.00

    Class A Required Amount                                             0.00

    Class B Available Finance Charge Collections                  517,468.69

    Class B Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                 63,300.00
     Unpaid Class B Monthly Cap Interest                                0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                56,250.00
     Unpaid Class B Monthly Servicing Fee                               0.00

    Class B Investor Default Amount                               287,703.61
     Unpaid Class B Investor Default Amount                             0.00

    Unreimbursed Class B Investor Charge-offs                           0.00
     Unpaid unreimbursed Class B Investor Charge-offs                   0.00

    Excess Spread from Class B Available Funds                    110,215.08

    Class B Required Amount                                             0.00

    Collateral Available Finance Charge Collections               229,986.08

    Collateral Interest Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                25,000.00
     Unpaid Collateral Interest Monthly Servicing Fee                   0.00

    Excess Spread from Collateral Available Finance Charge
     Collections                                                  204,986.08

    Total Excess Spread                                           315,201.16


    Excess Spread used to satisfy Class A Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                               0.00
     Excess Spread used to satisfy remaining unpaid Class A Covered
      Amount                                                             0.00
     Excess Spread used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class A Investor
      Default Amount                                                     0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                       0.00
     Remaining Class A Required Amount                                   0.00

    Excess Spread used to satisfy Class B Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Cap Interest                                                       0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Servicing Fee                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class B Investor
      Default Amount                                                     0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                       0.00
     Remaining Class B Required Amount                                   0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Covered Amount                                                    0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Investor Default Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid
      unreimbursed Class A Investor Charge-offs                         0.00
     Remaining Class A Required Amount                                  0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
        remaining unpaid Class A Covered Amount                         0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed  Class A Investor Charge-offs      0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Shared Finance Charges used to satisfy remaining Class B
     Required Amount                                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                     0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                  0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                        0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class B                       0.00

    Excess Spread used to satisfy unreimbursed reductions to Class B
     Investor Interest from prior periods                               0.00
      Unpaid unreimbursed reductions to Class B Investor Interest
       from prior periods                                               0.00

    Excess Spread used to pay Collateral Monthly Interest          10,355.56
     Remaining unpaid Collateral Monthly Interest                       0.00

    Excess Spread used to satisfy excess of Class A Monthly
     Interest over Class A Monthly Cap Rate (other than Class A
     Excess Interest)                                                   0.00
    Remaining excess of Class A Monthly Interest over Class A
     Monthly Cap Rate (other than Class A Excess Interest)              0.00

    Excess Spread used to satisfy excess of Class B Monthly Interest over Class B Monthly Cap Rate (other than Class B Excess Interest) 0.00 Remaining excess of Class B Monthly Interest over Class B Monthly
     Cap Rate (other than Class B Excess Interest)                      0.00

    Excess Spread used to satisfy Collateral Default Amount       127,868.27
     Remaining Collateral Default Amount                                0.00

    Excess Spread used to satisfy unreimbursed reductions to
     Collateral Investor Interest from prior periods                    0.00
      Remaining unreimbursed reductions to Collateral Investor
       Interest from prior periods                                      0.00

    Excess Spread used to fund Reserve Account up to Required
     Reserve Account Amount                                             0.00
      Remaining amount to fund Reserve Account up to Required
       Reserve Account Amount                                           0.00

    Excess Spread used to satisfy amounts per Loan Agreement            0.00
    Remaining unfunded amount to pay amounts per Loan
     Agreement                                                          0.00
    Excess Spread used to satisfy Class A Excess Interest               0.00
    Excess Spread used to satisfy Class B Excess Interest               0.00
    Excess Spread used for Shared Finance Charge Collections
     for Other Series                                                   0.00
    Excess Spread used to pay other accrued and unpaid expenses
     of the Trust                                                       0.00
    Excess Spread paid to Holder of Exchangeable Seller
     Certificate (dollars)                                        176,977.34
    Excess Spread paid to Holder of Exchangeable Seller Certificate
     (percentage of Investor Interest)                                  4.36%

    Shared Finance Charge Collections used to pay any remaining
     Collateral Interest Monthly Servicing Fee                          0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Class B Investor Interest                                       0.00
    Shared Finance Charge Collections used to pay any unpaid
     Collateral Monthly Interest                                        0.00
    Shared Finance Charge Collections used to satisfy remaining excess of Class A Monthly Interest over Class A Monthly
       Cap (other than Class A Excess Interest)                         0.00
      Shared Finance Charge Collections used to satisfy remaining excess of Class B Monthly Interest over Class B Monthly
       Cap Rate (other than Class B Excess Interest)                    0.00

    Shared Finance Charge Collections used to pay remaining
     Collateral Interest Defaults                                       0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Collateral Investor Interest                                    0.00
    Shared Finance Charge Collections used to pay any remaining
     amount to fund up Reserve Account                                  0.00
    Shared Finance Charge Collections used to satisfy amounts
     per Loan Agreement                                                 0.00
    Shared Finance Charge Collections paid to Holder of
     Exchangeable Seller Certificate                                    0.00

    Unpaid unreimbursed Class A Charge Offs                             0.00
    Unpaid unreimbursed Class A Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class B Charge Offs                             0.00
    Unpaid unreimbursed Class B Charge Offs per $1,000 Original
     Investment                                                         0.00

    Available Investor Principal Collections                   79,758,260.46
    Available Investor Principal Collections plus Draws from
     Shared Principal Collections                              79,758,260.46

    Class A Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Class B Monthly Principal
    (See "Calculation of Monthly Principal" #5)                33,750,000.00

    Collateral Monthly Principal
    (See "Collateral Interest Amount Activity" #8)             15,000,000.00

    Monthly Principal Reinvested In Receivables (includes
     Investor Default amounts)
    (See "Calculation of Monthly Principal" #5)                31,008,260.46

    (Net Deposit)/Draws on Shared Principal Collections                 0.00

    Required Shared Finance Charge Collections from other
     Series                                                             0.00
    Draw on Shared Finance Charge Collections from other
     Series                                                             0.00

    Required Shared Finance Charge Collections for other
     Series                                                             0.00
    Deposit of Shared Finance Charge Collections for other
     Series                                                             0.00

    Total Distribution to Class A Investors                             0.00
    Total Distribution to Class A Investors per $1,000
     Invested                                                           0.00

    Total Distribution to Class B Investors                    33,813,300.00
    Total Distribution to Class B Investors per $1,000
     Invested                                                       1,001.88

    Total Distribution to Collateral Interest Holders          15,010,355.56
    Total Distribution to Collateral Interest Holders per
     $1,000 Invested                                                  363.89

3. Principal Funding Account and Reserve Account

   Beginning Balance of Principal Funding Account                       0.00
   Deposits into Principal Funding Account                              0.00
   Withdrawals from Principal Funding Account                           0.00
   Ending Balance of Principal Funding Account                          0.00

   Accumulation Shortfall                                               0.00

   Principal Funding Investment Proceeds                                0.00
   Principal Funding Investment Shortfall                               0.00

   Beginning Balance of Reserve Account                                 0.00
   Available Reserve Account Amount                                     0.00
   Reserve Account Funding Date                             October 12, 2001
   Required Reserve Account Amount                                      0.00
   Reserve Account Investment Proceeds                                  0.00
   Deposit from Excess Spread into Reserve Account                      0.00
   Reserve Account Draws                                                0.00
   Ending Balance of Reserve Account                                    0.00
   Percent Reserve Account to Total Initial Class A Interest            0.00%
   Percent Required Reserve Account to Total Initial Class A Interest   0.00%

4.  Calculation of Certificate Interest

    Class A Certificate Rate                                        0.00000%
    Class A Cap Rate                                               10.13000%

    Previous Month's Class A Deficiency Amount                         0.00

    Class A Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class A Covered Amount                                             0.00
    Overdue Class A Covered Amount                                     0.00
    Principal Funding Investment Proceeds                              0.00
    Principal Funding Investment Shortfall                             0.00
    Reserve Account Draws                                              0.00

    Class A Investor Certificate Interest Shortfall                    0.00

    Class A Monthly Cap Rate Interest                                  0.00
    Class A Monthly Interest                                           0.00

    Expected Class A Principal                                         0.00
    Class A Excess Principal                                           0.00
    Class A Excess Interest                                            0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                                0.00
    Total Class A Interest Distributable per $1,000 of
     Class A Original Investment                                       0.00

    Class B Certificate Rate                                        2.11000%
    Class B Cap Rate                                               10.33000%

    Previous Month's Class B Deficiency Amount                         0.00

    Class B Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class B Investor Certificate Interest Shortfall                    0.00

    Class B Monthly Cap Rate Interest                             63,300.00
    Class B Monthly Interest                                      63,300.00

    Expected Class B Principal                                         0.00
    Class B Excess Principal                                           0.00
    Class B Excess Interest                                            0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                           63,300.00
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                               1.88

    Total Certificate Interest Distributable to Class A and
     Class B Certificateholders                                   63,300.00

    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A and Class B
     Certificateholders                                                0.14

5.  Calculation of Monthly Principal

    Beginning Investor Interest                               48,750,000.00

    Beginning Class A Investor Interest                                0.00
    Class A Monthly Principal                                          0.00
    Controlled Deposit Amount                                          0.00
    Controlled Accumulation Amount                                     0.00
    Total Class A Monthly Principal Payable to Class A
     Certificates                                                      0.00
    Ending Class A Investor Interest                                   0.00

    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Beginning Class B Investor Interest                       33,750,000.00
    Class B Monthly Principal                                 33,750,000.00
    Reallocated Class B Investor Interest this period                  0.00
    Cumulative Reallocated Class B Investor Interest                   0.00
    Previously Reallocated Class B Investor Interest reimbursed this period by Excess Spread and Shared Finance Charge
     Collections                                                       0.00
    Total Class B Monthly Principal Payable to Class B
     Certificates                                             33,750,000.00

    Ending Class B Investor Interest                                   0.00

    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                    1,000.00

    Monthly Principal Reinvested in Receivables               31,008,260.46
    Required Shared Principal Collections for other Series             0.00
    Deposit of Shared Principal Collections for other Series           0.00
    Required Shared Principal Collections from other Series            0.00
    Draw on Shared Principal Collections from other Series             0.00

    Ending Investor Interest                                           0.00

6.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                  0.0000000

7. Calculation of Monthly Servicing Fee

   Servicing Fee Percentage                                            2.00%

   Beginning Balance Class A Adjusted Investor Interest                0.00
   Beginning  Class B Investor Interest                       33,750,000.00
   Beginning Collateral Investor Interest                     15,000,000.00

   Class A Monthly Servicing Fee                                       0.00
   Class B Monthly Servicing Fee                                  56,250.00
   Collateral Interest Monthly Servicing Fee                      25,000.00

   Total Monthly Servicing  Fee                                   81,250.00

8.  Collateral Interest Amount Activity

    Beginning Collateral Interest                             15,000,000.00

    Required Collateral Interest Amount                                0.00
    Collateral Interest Surplus                               15,000,000.00
    Collateral  Monthly Interest                                  10,355.56
    Collateral Monthly Principal                              15,000,000.00
    Reallocated Collateral Interest this period                        0.00
    Cumulative Reallocated Collateral Interest                         0.00
    Previously Reallocated Collateral Interest reimbursed this period by Excess Spread and Shared Finance Charge
      Collections                                                      0.00
    Collateral Monthly Principal Payable per $1,000 of
     Original Investment                                             363.64
    Collateral Interest Monthly Interest Payable per $1,000 of
     Original Investment                                               0.25
    Ending Collateral Interest                                         0.00

    Collateral Default Amount this period                        127,868.27
    Aggregate uncovered Collateral Default Amount                      0.00

    Available Collateral Interest Amount  (Dollars)                    0.00
    Available Collateral Interest Amount  (Percentage)               100.00%
    Ratio of Collateral Interest to Investor Interest                  0.00%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-29 days past due     Dollars                            67,965,117.58
                           Percent Dollars                             3.68%
                           Number of Accts                           18,034
                           Percent Number of Accts                     0.86%

    30-59 days past due    Dollars                            26,012,616.79
                           Percent Dollars                             1.41%
                           Number of Accts                            5,450
                           Percent Number of Accts                     0.26%

    60-89 days past due    Dollars                            19,290,185.58
                           Percent Dollars                             1.05%
                           Number of Accts                            3,728
                           Percent Number of Accts                     0.18%

    90-119 days past due   Dollars                            16,510,701.05
                           Percent Dollars                             0.89%
                           Number of Accts                            3,072
                           Percent Number of Accts                     0.15%

    120-149 days past due  Dollars                            14,328,708.72
                           Percent Dollars                             0.78%
                           Number of Accts                            2,523
                           Percent Number of Accts                     0.12%

    150+ days past due     Dollars                            14,604,903.46
                           Percent Dollars                             0.79%
                           Number of Accts                            2,437
                           Percent Number of Accts                     0.12%

10. Base Rate Calculation

    Gross Yield                                            18.40%

    Percentage on Defaulted Accounts                       10.23%

    Portfolio Yield (net of losses)                         8.17%

    Base Rate                                               3.70%

    Excess of Portfolio over Base Rate                      4.47%

11. Number of Accounts in the Trust

    Number of Additional Accounts                                         0
    Number of Expired Removed Accounts                               64,252
    Number of Removed Accounts                                            0
    Number of Automatic Additional Accounts                              11
    Ending Number of Accounts                                     2,096,212


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1998-1
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                      53
Monthly Period Ended                                         August 31, 2002
Distribution Date                                         September 16, 2002
Determination Date                                        September 10, 2002
Number of Days in Period                                                  32

1.  Trust Activity Series 1998-1

    Beginning of Month - Aggregate Principal Receivables   1,880,928,275.26

    Principal Collections on the Receivables                 298,475,812.78

    Finance Charge Collections on the Receivables             28,839,155.03

    Receivables in Defaulted Accounts                         16,034,070.02

    End of Month - Aggregate Principal Receivables         1,844,923,460.82

    Investor Interest Series 1997-2                                    0.00
    Investor Interest Series 1998-1                          386,094,594.58
    Investor Interest Series 1999-1                           41,000,000.00
    Investor Interest Series 2002-1 VFC                      450,000,000.00
    Seller Principal Receivables                             967,828,866.25

    Adjusted Investor Interest Series 1998-1                 243,177,927.93
     Class A Adjusted Investor Interest                      200,083,333.35
     Class B Investor Interest                                27,000,000.00
     Collateral Interest                                      16,094,594.58

    Total Investor Percentage with respect to...
                           Finance Charges                       13.1809223%
                           Charged-Off Accounts                  13.1809223%
                           Principal Receivables                 21.6811162%


    Class A Percentage with respect to...
                           Finance Charges                       10.8450750%
                           Charged-Off Accounts                  10.8450750%
                           Principal Receivables                 18.5915572%

    Class B Percentage with respect to...
                           Finance Charges                        1.4634753%
                           Charged-Off Accounts                   1.4634753%
                           Principal Receivables                  1.4634753%

    Collateral Interest Percentage with respect to...
                           Finance Charges                        0.8723719%
                           Charged-Off Accounts                   0.8723719%
                           Principal Receivables                  1.6260837%

    Seller Percentage with respect to...
                           Finance Charges                       52.4590254%
                           Charged-Off Accounts                  52.4590254%
                           Principal Receivables                 32.2465118%

    Discount Option Exercised                                            N/A

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                3,749,921.17

    Class A Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                341,475.56
     Unpaid Class A Monthly Cap Rate Interest                           0.00

    Class A Covered Amount
    (See "Calculation of Certificate Interest" #4)                243,911.11
     Unpaid Class A Covered Amount                                      0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)               381,111.11
     Unpaid Class A Monthly Servicing Fee                               0.00

    Class A Investor Default Amount                             1,949,280.78
     Unpaid Class A Investor Default Amount                             0.00

    Unreimbursed Class A Investor Charge-offs                           0.00
     Unpaid unreimbursed Class A Investor Charge-offs                   0.00

    Excess Spread from Class A Available Funds                    834,142.61

    Class A Required Amount                                             0.00

    Class B Available Finance Charge Collections                  413,974.95

    Class B Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                 50,880.00
     Unpaid Class B Monthly Cap Interest                                0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                45,000.00
     Unpaid Class B Monthly Servicing Fee                               0.00

    Class B Investor Default Amount                               230,162.89
     Unpaid Class B Investor Default Amount                             0.00

    Unreimbursed Class B Investor Charge-offs                           0.00
     Unpaid unreimbursed Class B Investor Charge-offs                   0.00

    Excess Spread from Class B Available Funds                     87,932.06

    Class B Required Amount                                             0.00

    Collateral Available Finance Charge Collections               282,302.74

    Collateral Interest Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                30,686.94
     Unpaid Collateral Interest Monthly Servicing Fee                   0.00

    Excess Spread from Collateral Available Finance Charge
     Collections                                                  251,615.80

    Total Excess Spread                                         1,173,690.47

    Excess Spread used to satisfy Class A Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Excess Spread used to satisfy remaining unpaid Class A Covered
      Amount                                                            0.00
     Excess Spread used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class A Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                      0.00
     Remaining Class A Required Amount                                  0.00

    Excess Spread used to satisfy Class B Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Cap Interest                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class B Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                      0.00
     Remaining Class B Required Amount                                  0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Covered Amount                                                    0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Investor Default Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid
      unreimbursed Class A Investor Charge-offs                         0.00
     Remaining Class A Required Amount                                  0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
        remaining unpaid Class A Covered Amount                         0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed  Class A Investor Charge-offs      0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Shared Finance Charges used to satisfy remaining Class B
     Required Amount                                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                     0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                  0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                        0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy unreimbursed reductions to Class B
     Investor Interest from prior periods                               0.00
      Unpaid unreimbursed reductions to Class B Investor Interest
       from prior periods                                               0.00

    Excess Spread used to pay Collateral Monthly Interest          17,422.52
     Remaining unpaid Collateral Monthly Interest                       0.00

    Excess Spread used to satisfy excess of Class A Monthly
     Interest over Class A Monthly Cap Rate (other than Class A
     Excess Interest)                                                   0.00
    Remaining excess of Class A Monthly Interest over Class A
     Monthly Cap Rate (other than Class A Excess Interest)              0.00

    Excess Spread used to satisfy excess of Class B Monthly Interest over Class B Monthly Cap Rate (other than Class B Excess Interest) 0.00 Remaining excess of Class B Monthly Interest over Class B Monthly
     Cap Rate (other than Class B Excess Interest)                      0.00

    Excess Spread used to satisfy Collateral Default Amount       156,955.43
     Remaining Collateral Default Amount                                0.00

    Excess Spread used to satisfy unreimbursed reductions to
     Collateral Investor Interest from prior periods                    0.00
      Remaining unreimbursed reductions to Collateral Investor
       Interest from prior periods                                      0.00

    Excess Spread used to fund Reserve Account up to Required
     Reserve Account Amount                                        51,691.98
      Remaining amount to fund Reserve Account up to Required
       Reserve Account Amount                                           0.00

    Excess Spread used to satisfy amounts per Loan Agreement            0.00
    Remaining unfunded amount to pay amounts per Loan
     Agreement                                                          0.00
    Excess Spread used to satisfy Class A Excess Interest               0.00
    Excess Spread used to satisfy Class B Excess Interest               0.00
    Excess Spread used for Shared Finance Charge Collections
     for Other Series                                                   0.00
    Excess Spread used to pay other accrued and unpaid expenses
     of the Trust                                                       0.00
    Excess Spread paid to Holder of Exchangeable Seller
     Certificate (dollars)                                        947,620.54
    Excess Spread paid to Holder of Exchangeable Seller Certificate
     (percentage of Investor Interest)                                  2.93%

    Shared Finance Charge Collections used to pay any remaining
     Collateral Interest Monthly Servicing Fee                          0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Class B Investor Interest                                       0.00
    Shared Finance Charge Collections used to pay any unpaid
     Collateral Monthly Interest                                        0.00
    Shared Finance Charge Collections used to satisfy remaining excess of Class A Monthly Interest over Class A Monthly
       Cap (other than Class A Excess Interest)                         0.00
      Shared Finance Charge Collections used to satisfy remaining excess of Class B Monthly Interest over Class B Monthly
       Cap Rate (other than Class B Excess Interest)                    0.00

    Shared Finance Charge Collections used to pay remaining
     Collateral Interest Defaults                                       0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Collateral Investor Interest                                    0.00
    Shared Finance Charge Collections used to pay any remaining
     amount to fund up Reserve Account                                  0.00
    Shared Finance Charge Collections used to satisfy amounts
     per Loan Agreement                                                 0.00
    Shared Finance Charge Collections paid to Holder of
     Exchangeable Seller Certificate                                    0.00

    Unpaid unreimbursed Class A Charge Offs                             0.00
    Unpaid unreimbursed Class A Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class B Charge Offs                             0.00
    Unpaid unreimbursed Class B Charge Offs per $1,000 Original
     Investment                                                         0.00

    Available Investor Principal Collections                   65,810,549.97
    Available Investor Principal Collections plus Draws from
     Shared Principal Collections                              65,810,549.97

    Class A Monthly Principal
    (See "Calculation of Monthly Principal" #5)                28,583,333.33

    Class B Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Collateral Monthly Principal
    (See "Collateral Interest Amount Activity" #8)              2,317,567.59

    Monthly Principal Reinvested In Receivables (includes
     Investor Default amounts)
    (See "Calculation of Monthly Principal" #5)                34,909,649.08

    (Net Deposit)/Draws on Shared Principal Collections                 0.00

    Required Shared Finance Charge Collections from other
     Series                                                             0.00
    Draw on Shared Finance Charge Collections from other
     Series                                                             0.00

    Required Shared Finance Charge Collections for other
     Series                                                             0.00
    Deposit of Shared Finance Charge Collections for other
     Series                                                             0.00

    Total Distribution to Class A Investors                       585,386.67
    Total Distribution to Class A Investors per $1,000
     Invested                                                           1.71

    Total Distribution to Class B Investors                        50,880.00
    Total Distribution to Class B Investors per $1,000
     Invested                                                           1.88

    Total Distribution to Collateral Interest Holders           2,334,990.11
    Total Distribution to Collateral Interest Holders per
     $1,000 Invested                                                   77.83

3. Principal Funding Account and Reserve Account

   Beginning Balance of Principal Funding Account             142,916,666.65
   Deposits into Principal Funding Account                     28,583,333.33
   Withdrawals from Principal Funding Account                           0.00
   Ending Balance of Principal Funding Account                171,499,999.98

   Accumulation Shortfall                                               0.00

   Principal Funding Investment Proceeds                          189,718.33
   Principal Funding Investment Shortfall                          54,192.78

   Beginning Balance of Reserve Account                         1,715,000.00
   Available Reserve Account Amount                             1,715,000.00
   Reserve Account Funding Date                             October 12, 2001
   Required Reserve Account Amount                              1,715,000.00
   Reserve Account Investment Proceeds                              2,500.80
   Deposit from Excess Spread into Reserve Account                 51,691.98
   Reserve Account Draws                                           54,192.78
   Ending Balance of Reserve Account                            1,715,000.00
   Percent Reserve Account to Total Initial Class A Interest            0.50%
   Percent Required Reserve Account to Total Initial Class A Interest   0.50%

4.  Calculation of Certificate Interest

    Class A Certificate Rate                                        1.92000%
    Class A Cap Rate                                                9.14000%

    Previous Month's Class A Deficiency Amount                         0.00

    Class A Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class A Covered Amount                                       243,911.11
    Overdue Class A Covered Amount                                     0.00
    Principal Funding Investment Proceeds                        189,718.33
    Principal Funding Investment Shortfall                        54,192.78
    Reserve Account Draws                                         54,192.78

    Class A Investor Certificate Interest Shortfall                    0.00

    Class A Monthly Cap Rate Interest                            341,475.56
    Class A Monthly Interest                                     585,386.67

    Expected Class A Principal                               171,500,000.02
    Class A Excess Principal                                           0.00
    Class A Excess Interest                                            0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                          585,386.67
    Total Class A Interest Distributable per $1,000 of
     Class A Original Investment                                       1.71

    Class B Certificate Rate                                        2.12000%
    Class B Cap Rate                                                9.34000%

    Previous Month's Class B Deficiency Amount                         0.00

    Class B Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class B Investor Certificate Interest Shortfall                    0.00

    Class B Monthly Cap Rate Interest                             50,880.00
    Class B Monthly Interest                                      50,880.00

    Expected Class B Principal                                27,000,000.00
    Class B Excess Principal                                           0.00
    Class B Excess Interest                                            0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                           50,880.00
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                               1.88

    Total Certificate Interest Distributable to Class A and
     Class B Certificateholders                                  636,266.67

    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A and Class B
     Certificateholders                                                1.72

5.  Calculation of Monthly Principal

    Beginning Investor Interest                              388,412,162.15

    Beginning Class A Investor Interest                      343,000,000.00
    Class A Monthly Principal                                 28,583,333.33
    Controlled Deposit Amount                                 28,583,333.33
    Controlled Accumulation Amount                            28,583,333.33
    Total Class A Monthly Principal Payable to Class A
     Certificates                                                      0.00
    Ending Class A Investor Interest                         343,000,000.00

    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Beginning Class B Investor Interest                       27,000,000.00
    Class B Monthly Principal                                          0.00
    Reallocated Class B Investor Interest this period                  0.00
    Cumulative Reallocated Class B Investor Interest                   0.00
    Previously Reallocated Class B Investor Interest reimbursed this period by Excess Spread and Shared Finance Charge
     Collections                                                       0.00
    Total Class B Monthly Principal Payable to Class B Certificates    0.00

    Ending Class B Investor Interest                          27,000,000.00

    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Monthly Principal Reinvested in Receivables               34,909,649.07
    Required Shared Principal Collections for other Series             0.00
    Deposit of Shared Principal Collections for other Series           0.00
    Required Shared Principal Collections from other Series            0.00
    Draw on Shared Principal Collections from other Series             0.00

    Ending Investor Interest                                 386,094,594.58

6.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                  0.9652365

7. Calculation of Monthly Servicing Fee

   Servicing Fee Percentage                                            2.00%

   Beginning Balance Class A Adjusted Investor Interest      228,666,666.68
   Beginning  Class B Investor Interest                       27,000,000.00
   Beginning Collateral Investor Interest                     18,412,162.15

   Class A Monthly Servicing Fee                                 381,111.11
   Class B Monthly Servicing Fee                                  45,000.00
   Collateral Interest Monthly Servicing Fee                      30,686.94

   Total Monthly Servicing  Fee                                  456,798.05

8.  Collateral Interest Amount Activity

    Beginning Collateral Interest                             18,412,162.15

    Required Collateral Interest Amount                       16,094,594.58
    Collateral Interest Surplus                                2,317,567.59
    Collateral  Monthly Interest                                  17,422.52
    Collateral Monthly Principal                               2,317,567.59
    Reallocated Collateral Interest this period                        0.00
    Cumulative Reallocated Collateral Interest                         0.00
    Previously Reallocated Collateral Interest reimbursed this period by Excess Spread and Shared Finance Charge
      Collections                                                      0.00
    Collateral Monthly Principal Payable per $1,000 of
     Original Investment                                              77.25
    Collateral Interest Monthly Interest Payable per $1,000 of
     Original Investment                                               0.58
    Ending Collateral Interest                                16,094,594.58

    Collateral Default Amount this period                        156,955.43
    Aggregate uncovered Collateral Default Amount                      0.00

    Available Collateral Interest Amount  (Dollars)           16,094,594.58
    Available Collateral Interest Amount  (Percentage)               100.00%
    Ratio of Collateral Interest to Investor Interest                  4.17%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-29 days past due     Dollars                            67,965,117.58
                           Percent Dollars                             3.68%
                           Number of Accts                           18,034
                           Percent Number of Accts                     0.86%

    30-59 days past due    Dollars                            26,012,616.79
                           Percent Dollars                             1.41%
                           Number of Accts                            5,450
                           Percent Number of Accts                     0.26%

    60-89 days past due    Dollars                            19,290,185.58
                           Percent Dollars                             1.05%
                           Number of Accts                            3,728
                           Percent Number of Accts                     0.18%

    90-119 days past due   Dollars                            16,510,701.05
                           Percent Dollars                             0.89%
                           Number of Accts                            3,072
                           Percent Number of Accts                     0.15%

    120-149 days past due  Dollars                            14,328,708.72
                           Percent Dollars                             0.78%
                           Number of Accts                            2,523
                           Percent Number of Accts                     0.12%

    150+ days past due     Dollars                            14,604,903.46
                           Percent Dollars                             0.79%
                           Number of Accts                            2,437
                           Percent Number of Accts                     0.12%

10. Base Rate Calculation

    Gross Yield                                              19.15%

    Percentage on Defaulted Accounts                         10.23%

    Portfolio Yield (net of losses)                           8.92%

    Base Rate                                                 3.89%

    Excess of Portfolio over Base Rate                        5.03%

11. Number of Accounts in the Trust

    Number of Additional Accounts                                         0
    Number of Expired Removed Accounts                               64,252
    Number of Removed Accounts                                            0
    Number of Automatic Additional Accounts                              11
    Ending Number of Accounts                                     2,096,212



              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1999-1
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                      36
Monthly Period Ended                                         August 31, 2002
Distribution Date                                         September 16, 2002
Determination Date                                        September 10, 2002
Number of Days in Period                                                  32

1.  Trust Activity Series 1999-1

    Beginning of Month - Aggregate Principal Receivables   1,880,928,275.26

    Principal Collections on the Receivables                 298,475,812.78

    Finance Charge Collections on the Receivables             28,839,155.03

    Receivables in Defaulted Accounts                         16,034,070.02

    End of Month - Aggregate Principal Receivables         1,844,923,460.82

    Investor Interest Series 1997-2                                    0.00
    Investor Interest Series 1998-1                          386,094,594.58
    Investor Interest Series 1999-1                           41,000,000.00
    Investor Interest Series 2002-1 VFC                      450,000,000.00
    Seller Principal Receivables                             967,828,866.25

    Adjusted Investor Interest Series 1999-1                  41,000,000.00
     Class A Adjusted Investor Interest                                0.00
     Class B Investor Interest                                29,000,000.00
     Collateral Interest                                      12,000,000.00

    Total Investor Percentage with respect to...
                           Finance Charges                        2.2223144%
                           Charged-Off Accounts                   2.2223144%
                           Principal Receivables                 21.6811162%


    Class A Percentage with respect to...
                           Finance Charges                        0.0000000%
                           Charged-Off Accounts                   0.0000000%
                           Principal Receivables                  0.0000000%

    Class B Percentage with respect to...
                           Finance Charges                        1.5718809%
                           Charged-Off Accounts                   1.5718809%
                           Principal Receivables                  1.5718809%

    Collateral Interest Percentage with respect to...
                           Finance Charges                        0.6504335%
                           Charged-Off Accounts                   0.6504335%
                           Principal Receivables                  1.7886921%
    Seller Percentage with respect to...
                           Finance Charges                       52.4590254%
                           Charged-Off Accounts                  52.4590254%
                           Principal Receivables                 32.2465118%

    Discount Option Exercised                                            N/A

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                1,507,627.83

    Class A Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                 56,538.18
     Unpaid Class A Monthly Cap Rate Interest                           0.00

    Class A Covered Amount
    (See "Calculation of Certificate Interest" #4)                565,381.82
     Unpaid Class A Covered Amount                                      0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)               102,424.24
     Unpaid Class A Monthly Servicing Fee                               0.00

    Class A Investor Default Amount                               523,872.44
     Unpaid Class A Investor Default Amount                             0.00

    Unreimbursed Class A Investor Charge-offs                           0.00
     Unpaid unreimbursed Class A Investor Charge-offs                   0.00

    Excess Spread from Class A Available Funds                    259,411.15

    Class A Required Amount                                             0.00

    Class B Available Finance Charge Collections                  444,639.76

    Class B Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                 60,835.56
     Unpaid Class B Monthly Cap Interest                                0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                48,333.33
     Unpaid Class B Monthly Servicing Fee                               0.00

    Class B Investor Default Amount                               247,211.99
     Unpaid Class B Investor Default Amount                             0.00

    Unreimbursed Class B Investor Charge-offs                           0.00
     Unpaid unreimbursed Class B Investor Charge-offs                   0.00

    Excess Spread from Class B Available Funds                     88,258.89

    Class B Required Amount                                             0.00

    Collateral Available Finance Charge Collections               183,988.87

    Collateral Interest Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                20,000.00
     Unpaid Collateral Interest Monthly Servicing Fee                   0.00

    Excess Spread from Collateral Available Finance Charge
     Collections                                                  163,988.87

    Total Excess Spread                                           511,658.90

    Excess Spread used to satisfy Class A Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Excess Spread used to satisfy remaining unpaid Class A Covered
      Amount                                                            0.00
     Excess Spread used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class A Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                      0.00
     Remaining Class A Required Amount                                  0.00

    Excess Spread used to satisfy Class B Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Cap Interest                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class B Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                      0.00
     Remaining Class B Required Amount                                  0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Covered Amount                                                    0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Investor Default Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid
      unreimbursed Class A Investor Charge-offs                         0.00
     Remaining Class A Required Amount                                  0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
        remaining unpaid Class A Covered Amount                         0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed  Class A Investor Charge-offs      0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Shared Finance Charges used to satisfy remaining Class B
     Required Amount                                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                     0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                  0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                        0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class B                       0.00
    Excess Spread used to satisfy unreimbursed reductions to Class B
     Investor Interest from prior periods                               0.00
       Unpaid unreimbursed reductions to Class B Investor Interest
        from prior periods                                              0.00

    Excess Spread used to pay Collateral Monthly Interest               0.00
     Remaining unpaid Collateral Monthly Interest                       0.00

    Excess Spread used to satisfy excess of Class A Monthly
     Interest over Class A Monthly Cap Rate (other than Class A
     Excess Interest)                                                   0.00
    Remaining excess of Class A Monthly Interest over Class A
     Monthly Cap Rate (other than Class A Excess Interest)              0.00

    Excess Spread used to satisfy excess of Class B Monthly Interest over Class B Monthly Cap Rate (other than Class B Excess Interest) 0.00 Remaining excess of Class B Monthly Interest over Class B Monthly
     Cap Rate (other than Class B Excess Interest)                      0.00

    Excess Spread used to satisfy Collateral Default Amount       102,294.62
     Remaining Collateral Default Amount                                0.00

    Excess Spread used to satisfy unreimbursed reductions to
     Collateral Investor Interest from prior periods                    0.00
      Remaining unreimbursed reductions to Collateral Investor
       Interest from prior periods                                      0.00

    Excess Spread used to fund Reserve Account up to Required
     Reserve Account Amount                                             0.00
      Remaining amount to fund Reserve Account up to Required
       Reserve Account Amount                                           0.00

    Excess Spread used to satisfy amounts per Loan Agreement            0.00

    Remaining unfunded amount to pay amounts per Loan
     Agreement                                                          0.00
    Excess Spread used to satisfy Class A Excess Interest               0.00
    Excess Spread used to satisfy Class B Excess Interest               0.00
    Excess Spread used for Shared Finance Charge Collections
     for Other Series                                                   0.00
    Excess Spread used to pay other accrued and unpaid expenses
     of the Trust                                                       0.00
    Excess Spread paid to Holder of Exchangeable Seller
     Certificate (dollars)                                        409,364.28
    Excess Spread paid to Holder of Exchangeable Seller Certificate
     (percentage of Investor Interest)                                  1.30%

    Shared Finance Charge Collections used to pay any remaining
     Collateral Interest Monthly Servicing Fee                          0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Class B Investor Interest                                       0.00
    Shared Finance Charge Collections used to pay any unpaid
     Collateral Monthly Interest                                        0.00
    Shared Finance Charge Collections used to satisfy remaining excess of Class A Monthly Interest over Class A Monthly
       Cap Rate (other than Class A Excess Interest)                    0.00
    Shared Finance Charge Collections used to satisfy remaining excess of Class B Monthly Interest over Class B Monthly
       Cap Rate (other than Class B Excess Interest)                    0.00
    Shared Finance Charge Collections used to pay remaining
     Collateral Interest Defaults                                       0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Collateral Investor Interest                                    0.00
    Shared Finance Charge Collections used to pay any remaining
     amount to fund up Reserve Account                                  0.00
    Shared Finance Charge Collections used to satisfy amounts
     per Loan Agreement                                                 0.00
    Shared Finance Charge Collections paid to Holder of
     Exchangeable Seller Certificate                                    0.00

    Unpaid unreimbursed Class A Charge Offs                             0.00
    Unpaid unreimbursed Class A Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class B Charge Offs                             0.00
    Unpaid unreimbursed Class B Charge Offs per $1,000 Original
     Investment                                                         0.00

    Available Investor Principal Collections                   64,347,529.92
    Available Investor Principal Collections plus Draws from
     Shared Principal Collections                              64,347,529.92

    Class A Monthly Principal
    (See "Calculation of Monthly Principal" #5)                30,727,272.71

    Class B Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Collateral Monthly Principal
    (See "Collateral Interest Amount Activity" #8)                      0.00

    Monthly Principal Reinvested In Receivables (includes
     Investor Default amounts)
    (See "Calculation of Monthly Principal" #5)                33,620,257.21

    (Net Deposit)/Draws on Shared Principal Collections                 0.00

    Required Shared Finance Charge Collections from other
     Series                                                             0.00
    Draw on Shared Finance Charge Collections from other
     Series                                                             0.00

    Required Shared Finance Charge Collections for other
     Series                                                             0.00
    Deposit of Shared Finance Charge Collections for other
     Series                                                             0.00

    Total Distribution to Class A Investors                   338,621,920.00
    Total Distribution to Class A Investors per $1,000
     Invested                                                       1,001.84

    Total Distribution to Class B Investors                        60,835.56
    Total Distribution to Class B Investors per $1,000
     Invested                                                           2.10

    Total Distribution to Collateral Interest Holders                   0.00
    Total Distribution to Collateral Interest Holders per
     $1,000 Invested                                                    0.00

3. Principal Funding Account and Reserve Account

   Beginning Balance of Principal Funding Account             307,272,727.29
   Deposits into Principal Funding Account                     30,727,272.71
   Withdrawals from Principal Funding Account                 338,000,000.00
   Ending Balance of Principal Funding Account                          0.00

   Accumulation Shortfall                                               0.00

   Principal Funding Investment Proceeds                          428,138.05
   Principal Funding Investment Shortfall                         137,243.77

   Beginning Balance of Reserve Account                         1,690,000.00
   Available Reserve Account Amount                             1,690,000.00
   Reserve Account Funding Date                              August 14, 2001
   Required Reserve Account Amount                                      0.00
   Reserve Account Investment Proceeds                              2,455.21
   Deposit from Excess Spread into Reserve Account                      0.00
   Reserve Account Draws                                          137,243.77
   Ending Balance of Reserve Account                                    0.00
   Percent Reserve Account to Total Initial Class A Interest            0.00%
   Percent Required Reserve Account to Total Initial Class A Interest   0.00%

4.  Calculation of Certificate Interest

    Class A Certificate Rate                                        2.07000%
    Class A Cap Rate                                               10.29000%

    Previous Month's Class A Deficiency Amount                         0.00

    Class A Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class A Covered Amount                                       565,381.82
    Overdue Class A Covered Amount                                     0.00
    Principal Funding Investment Proceeds                        428,138.05
    Principal Funding Investment Shortfall                       137,243.77
    Reserve Account Draws                                        137,243.77

    Class A Investor Certificate Interest Shortfall                    0.00

    Class A Monthly Cap Rate Interest                             56,538.18
    Class A Monthly Interest                                     621,920.00

    Expected Class A Principal                                         0.00
    Class A Excess Principal                                           0.00
    Class A Excess Interest                                            0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                          621,920.00
    Total Class A Interest Distributable per $1,000 of
     Class A Original Investment                                       1.84

    Class B Certificate Rate                                        2.36000%
    Class B Cap Rate                                               10.58000%

    Previous Month's Class B Deficiency Amount                         0.00

    Class B Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class B Investor Certificate Interest Shortfall                    0.00

    Class B Monthly Cap Rate Interest                             60,835.56
    Class B Monthly Interest                                      60,835.56

    Expected Class B Principal                                29,000,000.00
    Class B Excess Principal                                           0.00
    Class B Excess Interest                                            0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                           60,835.56
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                               2.10

    Total Certificate Interest Distributable to Class A and
     Class B Certificateholders                                  682,755.56

    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A and Class B
     Certificateholders                                                1.86

5.  Calculation of Monthly Principal

    Beginning Investor Interest                              379,000,000.00

    Beginning Class A Investor Interest                      338,000,000.00
    Class A Monthly Principal                                 30,727,272.71
    Controlled Deposit Amount                                 30,727,272.71
    Controlled Accumulation Amount                            30,727,272.71
    Total Class A Monthly Principal Payable to Class A
     Certificates                                            338,000,000.00
    Ending Class A Investor Interest                                   0.00

    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                    1,000.00

    Beginning Class B Investor Interest                       29,000,000.00
    Class B Monthly Principal                                          0.00
    Reallocated Class B Investor Interest this period                  0.00
    Cumulative Reallocated Class B Investor Interest                   0.00
    Previously Reallocated Class B Investor Interest reimbursed this period by Excess Spread and Shared Finance Charge
     Collections                                                       0.00
    Total Class B Monthly Principal Payable to Class B Certificates    0.00

    Ending Class B Investor Interest                          29,000,000.00

    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Monthly Principal Reinvested in Receivables               33,620,257.21
    Required Shared Principal Collections for other Series             0.00
    Deposit of Shared Principal Collections for other Series           0.00
    Required Shared Principal Collections from other Series            0.00
    Draw on Shared Principal Collections from other Series             0.00

    Ending Investor Interest                                  41,000,000.00

6.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                  0.1025000

7. Calculation of Monthly Servicing Fee

   Servicing Fee Percentage                                            2.00%

   Beginning Balance Class A Adjusted Investor Interest       61,454,545.43
   Beginning  Class B Investor Interest                       29,000,000.00
   Beginning Collateral Investor Interest                     12,000,000.00

   Class A Monthly Servicing Fee                                 102,424.24
   Class B Monthly Servicing Fee                                  48,333.33
   Collateral Interest Monthly Servicing Fee                      20,000.00

   Total Monthly Servicing  Fee                                  170,757.58

8.  Collateral Interest Amount Activity

    Beginning Collateral Interest                             12,000.000.00

    Required Collateral Interest Amount                       12,000,000.00
    Collateral Interest Surplus                                        0.00
    Collateral  Monthly Interest                                       0.00
    Collateral Monthly Principal                                       0.00
    Reallocated Collateral Interest this period                        0.00
    Cumulative Reallocated Collateral Interest                         0.00
    Previously Reallocated Collateral Interest reimbursed this period by Excess Spread and Shared Finance Charge
      Collections                                                      0.00
    Collateral Monthly Principal Payable per $1,000 of
     Original Investment                                               0.00
    Collateral Interest Monthly Interest Payable per $1,000 of
     Original Investment                                               0.00
    Ending Collateral Interest                                12,000,000.00

    Collateral Default Amount this period                        102,294.62
    Aggregate uncovered Collateral Default Amount                      0.00

    Available Collateral Interest Amount  (Dollars)           12,000,000.00
    Available Collateral Interest Amount  (Percentage)               100.00%
    Ratio of Collateral Interest to Investor Interest                 29.27%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-29 days past due     Dollars                            67,965,117.58
                           Percent Dollars                             3.68%
                           Number of Accts                           18,034
                           Percent Number of Accts                     0.86%

    30-59 days past due    Dollars                            26,012,616.79
                           Percent Dollars                             1.41%
                           Number of Accts                            5,450
                           Percent Number of Accts                     0.26%

    60-89 days past due    Dollars                            19,290,185.58
                           Percent Dollars                             1.05%
                           Number of Accts                            3,728
                           Percent Number of Accts                     0.18%

    90-119 days past due   Dollars                            16,510,701.05
                           Percent Dollars                             0.89%
                           Number of Accts                            3,072
                           Percent Number of Accts                     0.15%

    120-149 days past due  Dollars                            14,328,708.72
                           Percent Dollars                             0.78%
                           Number of Accts                            2,523
                           Percent Number of Accts                     0.12%

    150+ days past due     Dollars                            14,604,903.46
                           Percent Dollars                             0.79%
                           Number of Accts                            2,437
                           Percent Number of Accts                     0.12%

10. Base Rate Calculation

    Gross Yield                                              20.19%

    Percentage on Defaulted Accounts                         10.23%

    Portfolio Yield (net of losses)                           9.96%

    Base Rate                                                 4.03%

    Excess of Portfolio over Base Rate                        5.93%

11. Number of Accounts in the Trust

    Number of Additional Accounts                                         0
    Number of Expired Removed Accounts                               64,252
    Number of Removed Accounts                                            0
    Number of Automatic Additional Accounts                              11
    Ending Number of Accounts                                     2,096,212


         PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 2002-1 VFC
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                       5
Monthly Period Ended                                         August 31, 2002
Distribution Date                                         September 16, 2002
Determination Date                                        September 10, 2002
Number of Days in Period                                                  31

1.  Trust Activity Series 2002-1 VFC

    Beginning of Month - Aggregate Principal Receivables    1,880,928,275.26

    Principal Collections on the Receivables                  298,475,812.78

    Finance Charge Collections on the Receivables              28,839,155.03

    Receivables in Defaulted Accounts                          16,034,070.02

    End of Month - Aggregate Principal Receivables          1,844,923,460.82

    Investor Interest Series 1997-2                                     0.00
    Investor Interest Series 1998-1                           386,094,594.58
    Investor Interest Series 1999-1                            41,000,000.00
    Investor Interest Series 2002-1 VFC                       450,000,000.00
    Seller Principal Receivables                              967,828,866.25

    Adjusted Investor Interest Series 2002-1                  450,000,000.00
     Class A Investor Interest                                391,500,000.00
     Class B Investor Interest                                 24,750,000.00
     Class C/D Interest                                        33,750,000.00

    Total Investor Percentage with respect to...
                           Finance Charges                       24.3912558%
                           Charged-Off Accounts                  24.3912558%
                           Principal Receivables                 24.3912558%


    Class A Percentage with respect to...
                           Finance Charges                       21.2203925%
                           Charged-Off Accounts                  21.2203925%
                           Principal Receivables                 21.2203925%

    Class B Percentage with respect to...
                           Finance Charges                        1.3415191%
                           Charged-Off Accounts                   1.3415191%
                           Principal Receivables                  1.3415191%

    Class C/D Interest Percentage with respect to...
                           Finance Charges                        1.8293442%
                           Charged-Off Accounts                   1.8293442%
                           Principal Receivables                  1.8293442%

    Seller Percentage with respect to...
                           Finance Charges                       52.4590254%
                           Charged-Off Accounts                  52.4590254%
                           Principal Receivables                 32.2465118%

    Discount Option Exercised                                            N/A

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                6,002,636.75

    Class A Monthly Interest                                      741,570.98
     Unpaid Class A Monthly Interest                                    0.00

    Class A Rated Additional Amount                                     0.00
     Unpaid Class A Rated Additional Amount                             0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)               652,500.00
     Unpaid Class A Monthly Servicing Fee                               0.00

    Class A Investor Default Amount                             3,337,361.93
     Unpaid Class A Investor Default Amount                             0.00

    Unreimbursed Class A Investor Charge-offs                           0.00
     Unpaid unreimbursed Class A Investor Charge-offs                   0.00

    Excess Spread from Class A Available Funds                  1,271,203.84

    Class A Required Amount                                             0.00

    Class B Available Finance Charge Collections                  379,477.04

    Class B Monthly Interest (plus accrued and unpaid)
    (See "Calculation of Certificate Interest" #4)                 70,331.25
     Unpaid Class B Monthly Interest                                    0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                41,250.00
     Unpaid Class B Monthly Servicing Fee                               0.00

    Class B Investor Default Amount                               210,982.65
     Unpaid Class B Investor Default Amount                             0.00

    Unreimbursed Class B Investor Charge-offs                           0.00
     Unpaid unreimbursed Class B Investor Charge-offs                   0.00

    Excess Spread from Class B Available Funds                     56,913.14

    Class B Required Amount                                             0.00

    Class C/D Finance Charge Collections                          517,468.69

    Class C Monthly Interest (plus accrued and unpaid)             52,700.00
     Unpaid Class C Monthly Interest                                    0.00

    Class C/D Interest Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                56,250.00
     Unpaid Class C/D Interest Monthly Servicing Fee                    0.00

    Excess Spread from Class C/D Available Funds                  408,518.69

    Class C/D Required Amount                                           0.00

    Total Excess Spread                                         1,736,635.67

    Excess Spread used to satisfy Class A Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Interest                                                  0.00
     Excess Spread used to satisfy remaining unpaid Class A Rated
      Additional Amount                                                 0.00
     Excess Spread used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class A Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                      0.00
     Remaining Class A Required Amount                                  0.00

    Excess Spread used to satisfy Class B Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Interest                                                          0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class B Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                      0.00
     Excess Spread used to satisfy unreimbursed reductions to Class
      B Investor Interest from prior periods
     Remaining Class B Required Amount                                  0.00

    Excess Spread used to satisfy Class C/D Required Amount             0.00
     Excess Spread used to satisfy remaining unpaid Class C/D
      Monthly Interest                                                  0.00
     Excess Spread used to satisfy remaining unpaid Class C/D
      Monthly Servicing Fee                                             0.00
     Remaining Class C/D Amount                                         0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Interest                                                  0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Rated Additional Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Investor Default Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid
      unreimbursed Class A Investor Charge-offs                         0.00
     Remaining Class A Required Amount                                  0.00

    Reserve Account used to satisfy remaining Class A Required Amount   0.00
     Reserve Account used to satisfy remaining unpaid Class A           0.00
      Monthly Interest
     Reserve Account used to satisfy remaining unpaid Class A Rated
      Additional Amount                                                 0.00
     Reserve Account used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                     0.00
     Reserve Account used to satisfy remaining unpaid Class A Investor
      Default Amount                                                    0.00
     Reserve Account used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                      0.00
     Remaining Class A Required Amount                                  0.00

    Reallocated Class C/D Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid Class A Monthly Interest                        0.00
      Reallocated Class C/D Principal Collections used to satisfy
        remaining unpaid Class A Rated Additional Amount                0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Interest                        0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Rated Additional Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class C/D Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class C/D Investor Interest used to satisfy
       remaining unpaid Class A Monthly Interest                        0.00
      Reallocated Class C/D Investor Interest used to satisfy
       remaining unpaid Class A Rated Additional Amount                 0.00
      Reallocated Class C/D Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class C/D Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class C/D Investor Interest used to satisfy
       remaining unpaid unreimbursed  Class A Investor Charge-offs      0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Interest                        0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Rated Additional Amount                 0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Shared Finance Charges used to satisfy remaining Class B
     Required Amount                                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Interest                                         0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                  0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                        0.00
      Shared Finance Charge Collections used to reimburse reductions
       to Class B Investor Interest from prior periods                  0.00
      Remaining Class B Required Amount                                 0.00

    Reserve Account used to satisfy remaining Class B Required Amount   0.00
     Reserve Account used to satisfy remaining unpaid Class B
      Monthly Interest                                                  0.00
     Reserve Account used to satisfy remaining unpaid Class B
      Monthly Servicing Fee                                             0.00
     Reserve Account used to satisfy remaining unpaid Class B
      Investor Default Amount                                           0.00
     Reserve Account used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                      0.00
     Remaining Class B Required Amount                                  0.00

    Reallocated Class C/D Principal Collections used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Class C/D Collateral Interest used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Class C/D Collateral Interest used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Class C/D Collateral Interest used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Class C/D Collateral Interest used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Class C/D Collateral Interest used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Excess Spread used to satisfy Class C/D Investor
     Default Amount                                               287,703.61
      Remaining C/D Investor Default Amount                             0.00

    Excess Spread used to satisfy unreimbursed reductions to the
     Class C/D Collateral Interest from prior periods                   0.00
      Remaining unreimbursed reductions to Class C/D Collateral
       Interest from prior periods                                      0.00

    Excess Spread used to fund Reserve Account up to Required
     Reserve Account Amount                                             0.00
      Remaining amount to fund Reserve Account up to Required
       Reserve Account Amount                                           0.00

    Excess Spread used to satisfy Class A Unrated Additional Amounts    0.00
    Remaining Class A Unrated Additional Amount                         0.00

    Excess Spread used to satisfy amounts per Loan Agreement            0.00
    Remaining unfunded amount to pay amounts per Loan
     Agreement                                                          0.00
    Excess Spread used for Shared Finance Charge Collections
     for Other Series                                                   0.00
    Excess Spread used to pay other accrued and unpaid expenses
     of the Trust                                                       0.00
    Excess Spread paid to Holder of Exchangeable Seller
     Certificate (dollars)                                      1,448,932.06
    Excess Spread paid to Holder of Exchangeable Seller Certificate
     (percentage of Investor Interest)                                  3.86%

    Shared Finance Charges used to satisfy remaining Class C/D
     Amount                                                             0.00
    Shared Finance Charges used to satisfy remaining unpaid
     Class C/D Monthly Interest                                         0.00
    Shared Finance Charges used to satisfy remaining unpaid
     Class C/D Monthly Servicing Fee                                    0.00
    Shared Finance Charges used to satisfy remaining unpaid
     Class C/D Investor Default Amount                                  0.00
    Shared Finance Charges used to satisfy remaining unreimbursed
     Class C/D Investor Charge-offs                                     0.00
    Remaining Class C/D Amount                                          0.00

    Reserve Account used to satisfy remaining Class C/D Amount          0.00
     Reserve Account used to satisfy remaining unpaid Class C/D
      Monthly Interest                                                  0.00
     Reserve Account used to satisfy remaining unpaid Class C/D
      Monthly Servicing Fee                                             0.00
     Reserve Account used to satisfy remaining unpaid Class C/D
      Investor Default Amount                                           0.00
     Reserve Account used to satisfy remaining unpaid unreimbursed
      Class C/D Investor Charge-offs                                    0.00
     Remaining Class C/D Amount                                         0.00

    Shared Finance Charge Collections paid to Holder of Exchangable
     Seller Certificate                                                 0.00

    Unpaid unreimbursed Class A Charge Offs                             0.00
    Unpaid unreimbursed Class A Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class B Charge Offs                             0.00
    Unpaid unreimbursed Class B Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class C/D Charge-offs                           0.00
    Unpaid unreimbursed Class C/D Charge-offs per $1,000 Original
     Investment                                                         0.00

    Available Investor Principal Collections                   75,244,467.91
    Available Investor Principal Collections plus Draws from
     Shared Principal Collections                              75,244,467.91
    Available Investor Principal Collections plus Draws plus
     Additional Funds from Seller for Optional Amortization    75,244,467.91

    Class A Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Class B Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Collateral Monthly Principal
    (See "Class C/D Interest Amount Activity" #8)                       0.00

    Monthly Principal Reinvested In Receivables (includes
     Investor Default amounts)
    (See "Calculation of Monthly Principal" #5)                75,244,467.91

    (Net Deposit)/Draws on Shared Principal Collections                 0.00

    Required Shared Finance Charge Collections from other
     Series                                                             0.00
    Draw on Shared Finance Charge Collections from other
     Series                                                             0.00

    Required Shared Finance Charge Collections for other
     Series                                                             0.00
    Deposit of Shared Finance Charge Collections for other
     Series                                                             0.00

    Total Distribution to Class A Investors                       741,570.98
    Total Distribution to Class A Investors per $1,000
     Invested                                                           1.89

    Total Distribution to Class B Investors                        70,331.25
    Total Distribution to Class B Investors per $1,000
     Invested                                                           2.84

    Total Distribution to Class C/D Interest Holders               52,700.00
    Total Distribution to Class C/D Interest Holders per
     $1,000 Invested                                                    1.56

3. Reserve Account

   Beginning Balance of Reserve Account                                 0.00
   Available Reserve Account Amount                                     0.00
   Reserve Account Cap Percentage                                       0.00%
   Required Reserve Account Amount                                      0.00
   Retained Reserve Account Investment Proceeds                         0.00
   Deposit from Excess Spread into Reserve Account                      0.00
   Reserve Account Draws                                                0.00
   Surplus returned to Seller                                           0.00
   Ending Balance of Reserve Account                                    0.00
   Percent Reserve Account to Total Initial Investor Interest           0.00%
   Percent Required Reserve Account to Total Initial Investor Interest  0.00%

4.  Calculation of Certificate Interest

    Class A Monthly Interest                                      741,570.98

    Previous Month's Class A Deficiency Amount                          0.00

    Class A Investor Certificate Interest Shortfall                     0.00

    Class A Monthly Interest                                      741,570.98

    Total Class A Interest Distributable to Class A
     Certificateholders                                           741,570.98
    Total Class A Interest Distributable per $1,000 of
     Class A Original Investment                                        1.89

    Class B Collateral Interest Rate                                    3.30%
    Class B Cap Rate                                                   10.00%

    Previous Month's Class B Deficiency Amount                          0.00

    Class B Interest at the Certificate Rate on Deficiency Amount       0.00

    Class B Investor Certificate Interest Shortfall                     0.00

    Class B Monthly Interest                                       70,331.25

    Total Class B Interest Distributable to Class B
     Certificateholders                                            70,331.25
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                                2.84

    Total Certificate Interest Distributable to Class A and
     Class B Certificateholders                                   811,902.23

    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A and Class B
     Certificateholders                                                 1.95

    Class C Interest Rate                                               6.80%

    Previous Month's Class C Deficiency Amount                          0.00

    Class C Interest at the Certificate Rate on Deficiency Amount       0.00

    Class C Investor Certificate Interest Shortfall                     0.00

    Class C Monthly Interest                                       52,700.00

    Total Class C Interest Distributable to Class C
     Certificateholders                                            52,700.00
    Total Class C Interest Distributable per $1,000 of
     Class C Original Investment                                        1.56

    Total Certificate Interest Distributable to Class A, B
     and C Certificateholders                                     864,602.23
    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A, B and C Certificateholders         1.92

5.  Calculation of Monthly Principal

    Beginning Investor Interest                               450,000,000.00

    Beginning Class A Investor Interest                       391,500,000.00
    Class A Monthly Principal                                           0.00
    Controlled Amortization Amount                                      0.00
    Rapid or Partial Accumulation Amount                                0.00
    Optional Class A Amortization                                       0.00
    Total Class A Monthly Principal Payable to Class A
     Certificates                                                       0.00
    Ending Class A Investor Interest                          391,500,000.00

    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Citi Portion of Class A Invested Interest                 195,750,000.00
    ABN Portion of Class A Invested Interest                  195,750,000.00

    Beginning Class B Investor Interest                        24,750,000.00
    Class B Monthly Principal                                           0.00
    Reallocated Class B Investor Interest this period                   0.00
    Cumulative Reallocated Class B Investor Interest                    0.00
    Previously Reallocated Class B Investor Interest reimbursed this period by Excess Spread and Shared Finance Charge
     Collections                                                        0.00
    Net Cumulative Reallocated Class B Charge Offs                      0.00
    Optional Class B Amortization                                       0.00
    Total Class B Monthly Principal Payable to Class B Certificates     0.00
    Ending Class B Investor Interest                           24,750,000.00

    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                         0.00

    Monthly Principal Reinvested in Receivables                75,244,467.91

    Required Shared Principal Collections for other Series              0.00
    Deposit of Shared Principal Collections for other Series            0.00
    Required Shared Principal Collections from other Series             0.00
    Draw on Shared Principal Collections from other Series              0.00

    Ending Investor Interest                                  450,000,000.00

6.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                   1.0000000

7. Calculation of Monthly Servicing Fee

   Servicing Fee Percentage                                             2.00%

   Beginning Balance Class A Investor Interest                391,500,000.00
   Beginning  Class B Investor Interest                        24,750,000.00
   Beginning C/D Investor Interest                             33,750,000.00

   Class A Monthly Servicing Fee                                  652,500.00
   Class B Monthly Servicing Fee                                   41,250.00
   Class C/D Monthly Servicing Fee                                 56,250.00

   Total Monthly Servicing  Fee                                   750,000.00

8.  Class C/D Interest Amount Activity

    Beginning Class C/D                                        33,750,000.00
    Class C/D Monthly Principal                                         0.00
    Reallocated Class C/D Investor Interest this period                 0.00
    Previously Reallocated Class C/D Investor Interest reimbursed this period by Excess Spread and Shared Finance Charge
      Collections                                                       0.00
    Net Cumulative Reallocated Charge Offs                              0.00
    Total Class C/D Monthly Principal Payable to Class C/D
     Certificates                                                       0.00
    Ending Class C/D Investor Interest                         33,750,000.00

    Class C/D Monthly Principal Payable per $1,000 of
     Original Investment                                                0.00

    Ending Class C Investor Interest                            9,000,000.00
    Ending Class D Investor Interest                           24,750,000.00

    Class C/D Default Amount this period                          287,703.61
    Ratio of Class C/D Interest to Investor Interest                    7.50%

    Class C Default Amount this period                             76,720.96
    Ratio of Class C Interest to Investor Interest                      2.00%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-29 days past due     Dollars                             67,965,117.58
                           Percent Dollars                              3.68%
                           Number of Accts                            18,034
                           Percent Number of Accts                      0.86%

    30-59 days past due    Dollars                             26,012,616.79
                           Percent Dollars                              1.41%
                           Number of Accts                             5,450
                           Percent Number of Accts                      0.26%

    60-89 days past due    Dollars                             19,290,185.58
                           Percent Dollars                              1.05%
                           Number of Accts                             3,728
                           Percent Number of Accts                      0.18%

    90-119 days past due   Dollars                             16,510,701.05
                           Percent Dollars                              0.89%
                           Number of Accts                             3,072
                           Percent Number of Accts                      0.15%

    120-149 days past due  Dollars                             14,328,708.72
                           Percent Dollars                              0.78%
                           Number of Accts                             2,523
                           Percent Number of Accts                      0.12%

    150+ days past due     Dollars                             14,604,903.46
                           Percent Dollars                              0.79%
                           Number of Accts                             2,437
                           Percent Number of Accts                      0.12%

10. Base Rate Calculation

    Gross Yield                                              18.40%

    Percentage on Defaulted Accounts                         10.23%

    Portfolio Yield (net of losses)                           8.17%

    Base Rate                                                 4.23%

    Excess of Portfolio over Base Rate                        3.94%

    Portfolio Adjusted Yield                                  3.59%

11. Number of Accounts in the Trust

    Number of Additional Accounts                                         0
    Number of Expired Removed Accounts                               64,252
    Number of Removed Accounts                                            0
    Number of Automatic Additional Accounts                              11
    Ending Number of Accounts                                     2,096,212

12. Financial Convenants

    Is People's Bank "adequately capitalized" as per the FDIC?            Y
    Ratio of loan loss reserves to non-performing loans (both
     accruing and non-accruing loans 90 days past-due)              330.39%
    Minimum consolidated tangible net worth of People's Bank
     and its subsidiaries                                       838,315,000